                             LETTER OF TRANSMITTAL
                                FOR TENDERS OF

                  $120,000,000 AGGREGATE PRINCIPAL AMOUNT OF
                    10 3/8% SERIES A SENIOR NOTES DUE 2007

                   $214,036,493 PRINCIPAL AMOUNT AT MATURITY
     OF 11-3/4% SERIES A SENIOR SUBORDINATED DISCOUNT DEBENTURES DUE 2009

                            JORDAN INDUSTRIES, INC.

                          PURSUANT TO THE PROSPECTUS
              DATED SEPTEMBER 9, 1997 OF JORDAN INDUSTRIES, INC.

 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 29, 1997 (UNLESS EXTENDED)(THE "EXPIRATION DATE"). TENDERED OLD SECURITIES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO THE EXPIRATION DATE OF THE EXCHANGE OFFER.


         Deliver to: First Trust National Association, Exchange Agent:

                     By Mail (registered or certified mail
                   recommended), Hand or Overnight Courier:
                       First Trust National Association
                             180 East Fifth Street
                           St. Paul, Minnesota 55101
                              Attn: David Haugen
               Specialized Finance Corporation Trust Department
                                 Fourth Floor
                               Telephone Number:
                                (612) 244-8162
                                 By Facsimile:
                                (612) 244-1537

   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

   The undersigned acknowledges that he or she has received the Prospectus, dated September 9, 1997 (the "Prospectus"), of Jordan Industries, Inc., an Illinois corporation (the "Company"), and this Letter of Transmittal, which may be amended from time to time (this "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange up to $120 million aggregate principal amount of 10% Series B Senior Notes due 2007 (the "New Senior Notes") and $214,036,493 principal amount at maturity of 11-3/4% Series B Senior Subordinated Discount Debentures due 2009 (the "New Discount Debentures" and together with the New Senior Notes, the "New Securities") of the Company for a like principal amount of the Company's issued and outstanding 10% Series A Senior Notes due 2007 (the "Old Senior Notes" and together with the New Senior Notes, the "Senior Notes") and 11-3/4% Series A Senior Subordinated Discount Debentures due 2009 (the "Old Discount Debentures" and together with the New Discount Debentures, the "Discount Debentures;" the Old Discount Debentures and Old Senior Notes are sometimes collectively referred to as the "Old Securities" and sometimes collectively with the New Securities, as the "Exchange Securities"), with the holders (each holder of Old Securities, a "Holder") thereof.

   For each Old Security accepted for exchange, the Holder of such Old Security will receive a New Note having a principal amount equal to that of the surrendered Old Security. The New Senior Notes will bear interest at a rate of 10 3/8% per annum from July 25, 1997. The New Discount Debentures will not bear interest prior to April 1, 2002. Thereafter, interest on the New Discount Debentures will accrue at 11-3/4% per annum. Accordingly, registered holders of New Securities on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from July 25, 1997 with respect to the New Senior Notes, or from April 1, 2002 with respect to the New Discount Debentures. Old Securities accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Old Securities whose Old Securities are accepted for exchange will not receive any payment in respect of interest or dividends on such Old Securities otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

   This Letter is to be used: (i) by all Holders who are not members of the Automated Tender Offering Program ("ATOP") at the Depository Trust Company ("DTC"); (ii) by Holders who are ATOP members but choose not to use ATOP; or
(iii) if the Old Securities are to be tendered in accordance with the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 2. Delivery of this Letter to DTC does not constitute delivery to the Exchange Agent.

   Notwithstanding anything to the contrary in the registration rights agreements, dated July 25, 1997 and April 2, 1997, among the Company and the original purchasers of Old Securities (the "Registration Rights Agreements"), the Company will accept for exchange any and all Old Securities validly tendered on or prior to 5:00 p.m., New York City time, on September 29, 1997 (unless the Exchange Offer is extended by the Company) (the "Expiration Date"). Tenders of Old Securities may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

IMPORTANT: HOLDERS WHO WISH TO TENDER OLD SECURITIES IN THE EXCHANGE OFFER MUST COMPLETE THIS LETTER OF TRANSMITTAL AND TENDER THE OLD SECURITIES TO THE EXCHANGE AGENT AND NOT TO THE COMPANY.

   The Exchange Offer is not conditioned upon any minimum principal amount of Old Securities being tendered for exchange. However, the Exchange Offer is subject to certain conditions. Please see the Prospectus under the section titled "The Exchange Offer--Conditions to the Exchange Offer."

   The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, Holders of Old Securities in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

   The instructions included with this Letter of Transmittal must be followed in their entirety. Questions and request for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address listed above.

                 APPROPRIATE SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

   The undersigned hereby tenders to the Company the principal amount of Old Securities indicated below under "Description of Old Securities," in accordance with and upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal, for the purpose of exchanging the principal amount of Old Securities designated herein held by the undersigned and tendered hereby for an equal principal amount of the New Securities. New Senior Notes will be issued only in integral multiples of $1,000 to each tendering Holder of Old Senior Notes whose Old Senior Notes are accepted in the Exchange Offer. Holders may tender all or a portion of their Old Securities pursuant to the Exchange Offer.

   Subject to, and effective upon, the acceptance for exchange of the Old Securities tendered herewith in accordance with the terms of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all such Old Securities that are being tendered hereby and that are being accepted for exchange pursuant to the Exchange Offer. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company), with respect to the Old Securities tendered hereby and accepted for exchange pursuant to the Exchange Offer with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to deliver the Old Securities tendered hereby to the Company (together with all accompanying evidences of transfer and authenticity) for transfer or cancellation by the Company.

   All authority conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Any tender of Old Securities hereunder may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter of Transmittal. See Instruction 4 hereto.

   The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Old Securities tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the assignment and transfer of the Old Securities tendered. The undersigned has read and agrees to all of the terms of the Exchange Offer.

   The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Securities tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

   The name(s) and address(es) of the registered Holder(s) should be printed herein under "Description of Old Securities" (unless a label setting forth such information appears thereunder), exactly as they appear on the Old Securities tendered hereby. The certificate number(s) and the principal amount of Old Securities to which this Letter of Transmittal relates, together with the principal amount of such Old Securities that the undersigned wishes to tender, should be indicated in the appropriate boxes herein under "Description of Old Securities."

   The undersigned agrees that acceptance of any tendered Old Securities by the Company and the issuance of New Securities in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreements and that, upon the issuance of the New Securities, the Company will have no further obligations or liabilities thereunder.

   The undersigned understands that the tender of Old Securities pursuant to one of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Securities" and the Instructions hereto will constitute the tendering Holder's acceptance of the terms and the conditions of the Exchange Offer. The undersigned hereby represents and warrants to the Company that the New Securities to be acquired by such Holder pursuant to the Exchange Offer are being acquired in the ordinary course of such Holder's business, that such Holder has no arrangement or understanding with any person to participate in the distribution of the New Securities. The Company's acceptance for exchange of Old Securities tendered pursuant to the Exchange Offer will constitute a binding agreement between the tendering Holder and the Company upon the terms and subject to the conditions of the Exchange Offer.

   THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT IT IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION OF THE NEW SECURITIES.

   The undersigned also acknowledges that this Exchange Offer is being made based on interpretations by the staff of the Securities and Exchange Commission (the "Commission") set forth in no action letters issued to third parties in other transactions substantially similar to the Exchange Offer, which lead the Company to believe that the New Securities issued in exchange for the Old Securities pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act, (ii) an Initial Purchaser or holder of Old Discount Debentures who acquired the Old Securities directly from the Company solely in order to resell pursuant to Rule 144A of the Securities Act or any other available exemption under the Securities Act, or (iii) a broker-dealer who acquired the Old Securities as a result of market making or other trading activities), without further compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Securities are acquired in the ordinary course of such holders' business and such holders are not participating and have no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of such New Securities. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Securities and has no arrangement or understanding to participate in a distribution of New Securities. If any holder is an affiliate of the Company or is engaged in or has any arrangement or understanding with respect to the distribution of the New Securities to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the Commission and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act. If the undersigned is a broker-dealer that will receive New Securities for its own account in exchange of Old Securities, it represents that the Old Securities to be exchanged for the New Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of Section 2(11) of the Securities Act.

   The undersigned understands that the New Securities issued in consideration of Old Securities accepted for exchange, and/or any principal amount of Old Securities not tendered or not accepted for exchange, will only be issued in the name of the Holder(s) appearing herein under "Description of Old Securities." Unless otherwise indicated under "Special Delivery Instructions," please mail the New Securities issued in consideration of Old Securities accepted for exchange, and/or any principal amount of Old Securities not tendered or not accepted for exchange (and accompanying documents, as appropriate), to the Holder(s) at the address(es) appearing herein under "Description of Old Securities." In the event that the Special Delivery Instructions are completed, please mail the New Securities issued in consideration of Old Securities accepted for exchange, and/or any Old Securities for any principal amount or liquidation preference not tendered or not accepted for exchange, in the name of the Holder(s) appearing herein under "Description of Old Securities," and send such New Securities and/or Old Securities to the address(es) so indicated. Any transfer of Old Securities to a different holder must be completed, according to the provisions on transfer of Old Securities contained in the Indentures.

   THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD SECURITIES" BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD SECURITIES AS SET FORTH IN SUCH BOX BELOW.

                                 INSTRUCTIONS

                   FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

   1. Guarantee of Signatures. Signatures on this Letter of Transmittal or notice of withdrawal, as the case may be, must be guaranteed by an institution which falls within the definition of "eligible guarantor institution" contained in Rule 17Ad 15 as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (hereinafter, an "Eligible Institution") unless (i) the Old Securities tendered hereby are tendered by the Holder(s) of the Old Securities who has (have) not completed the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) the Old Securities are tendered for the account of an Eligible Institution.

   2. Delivery of this Letter of Transmittal and Old Securities; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used: (i) by all Holders who are not ATOP members, (ii) by Holders who are ATOP members but choose not to use ATOP or (iii) if the Old Securities are to be tendered in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." To validly tender Old Securities, a Holder must physically deliver a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and all other required documents to the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date (as defined below) or the Holder must properly complete and duly execute an ATOP ticket in accordance with DTC procedures. Otherwise, the Holder must comply with the guaranteed delivery procedures set forth in the next paragraph. Notwithstanding anything to the contrary in the Registration Rights Agreements, the term "Expiration Date" means 5:00 p.m., New York City time, on September 29, 1997 (or such later date to which the Company may, in its sole discretion, extend the Exchange Offer). If this Exchange Offer is extended, the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company expressly reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer is open by giving oral (confirmed in writing) or written notice of such extension to the Exchange Agent and by making a public announcement of such extension prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     LETTERS OF TRANSMITTAL SHOULD NOT BE SENT TO THE COMPANY OR TO DTC.

   If a Holder of the Old Securities desires to tender such Old Securities and time will not permit such Holder's required documents to reach the Exchange Agent before the Expiration Date, a tender may be effected if (a) the tender is made through an Eligible Institution; (b) on or prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery (by telegram, facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Securities and the principal amount Old Securities tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, any documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (c) all other documents required by the Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. See "The Exchange Offer--Guaranteed Delivery Procedures" as set forth in the Prospectus.

   Only a Holder of Old Securities may tender Old Securities in the Exchange Offer. The term "Holder" as used herein with respect to the Old Securities means any person in whose name Old Securities are registered on the books of the Trustee. If the Letter of Transmittal or any Old Securities are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be so submitted.

   Any beneficial Holder whose Old Securities are registered in the name of his broker, dealer, commercial bank, trust company or other nominee and who wishes to validly surrender those Old Securities in the Exchange Offer should contact such registered Holder promptly and instruct such registered Holder to tender on his behalf. If such beneficial Holder wishes to tender on his own behalf, such beneficial Holder must, prior to completing and executing the Letter of Transmittal, make appropriate arrangements to register ownership of the Old Securities in such beneficial holder's name. It is the responsibility of the beneficial holder to register ownership in his own name if he chooses to do so. The transfer of record ownership may take considerable time.

   THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE EXCHANGING HOLDER, but, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If sent by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure timely delivery to the Exchange Agent before the Expiration Date. No Letters of Transmittal or Old Securities should be sent to the Company.

   No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile hereof), waive any right to receive notice of acceptance of their Old Securities for exchange.

   3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and principal amount of the Old Securities to which this Letter of Transmittal relates should be listed on a separate signed schedule attached hereto.

   4. Withdrawal of Tender. Tenders of Old Securities may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

   To be effective, a written or facsimile transmission notice of withdrawal must (i) be received by the Exchange Agent at the address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date: (ii) specify the name of the person having tendered the Old Securities to be withdrawn;
(iii) identify the Old Securities to be withdrawn; and (iv) be (a) signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Old Securities were tendered (including any required signature guarantees) or (b) accompanied by evidence satisfactory to the Company that the Holder withdrawing such tender has succeeded to beneficial ownership of such Old Securities. If Old Securities have been tendered pursuant to the ATOP procedure with DTC, any notice of withdrawal must otherwise comply with the procedures of DTC. Old Securities properly withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer; provided, however, that withdrawn Old Securities may be retendered by again following one of the procedures described herein at any time prior to 5:00 p.m., New York City time, on the Expiration Date. All questions as to the validity, form and eligibility (including time of receipt) of notice of withdrawal will be determined by the Company, whose determinations will be final and binding on all parties. Neither the Company, the Exchange Agent, nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. The Exchange Agent intends to use reasonable efforts to give notification of such defects and irregularities.

   5. Partial Tenders; Pro Rata Effect. Tenders of the Old Senior Notes will be accepted only in integral multiples of $1,000. Tenders of Old Discount Debentures may be for the face amount of such Old Discount Debentures, or any portion thereof. If less than the entire principal amount evidenced by any Old Securities is to be tendered, fill in the principal amount that is to be tendered in the box entitled "Principal Amount Tendered" below. The entire principal amount of all Old Securities delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

   6. Signatures on this Letter of Transmittal; Bond Powers and Endorsements. If this Letter of Transmittal is signed by the registered Holder(s) of the Old Securities tendered hereby, the signature must correspond with the name as written on the face of the certificate representing such Old Securities without alteration, enlargement or any change whatsoever.

   If any of the Old Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If any of the Old Securities tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different registrations.

   When this Letter of Transmittal is signed by the Holder(s) of Old Securities listed and tendered hereby, no endorsements or separate bond powers are required.

   If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

   7. Special Delivery Instructions. Tendering Holders should indicate in the applicable box the name and address to which New Securities issued in consideration of Old Securities accepted for exchange, or Old Securities for principal amounts not exchanged or not tendered, are to be sent, if different from the name and address of the person signing this Letter of Transmittal.

   8. Waiver of Conditions. The Company reserves the absolute right to waive any of the specified conditions in the Exchange Offer, in whole at any time or in part from time to time, in the case of any Old Securities tendered hereby. See "The Exchange Offer--Conditions to the Exchange Offer" in the Prospectus.

   9. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Securities pursuant to the Exchange Offer. If, however, New Securities and/or substitute Old Securities for principal amounts not exchanged are to be delivered to any person other than the Holder of the Old Securities or if a transfer tax is imposed for any reason other than the exchange of Old Securities pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted, the amount of such transfer taxes will be billed directly to such tendering Holder.

   10. Irregularities. All questions as to validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Securities will be resolved by the Company, in its sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders of any particular Old Securities that are not in proper form, or the acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any defect, irregularity or condition of tender with regard to any particular Old Securities. The Company's interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. Neither the Company nor the Exchange Agent shall be under any duty to give notification of defects in such tenders or shall incur any liability for failure to give such notification. The Exchange Agent intends to use reasonable efforts to give notification of such defects and irregularities. Tenders of Old Securities will not be deemed to have been made until all defects and irregularities have been cured or waived. Any Old Securities received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holder, unless otherwise provided by this Letter of Transmittal, as soon as practicable following the Expiration Date.

   11. Interest on Exchanged Old Securities. Holders whose Old Securities are accepted for exchange will not receive accrued interest or dividends thereon on the date of exchange. Instead, interest accruing from July 25, 1997 through the Expiration Date will be payable on the New Senior Notes on February 1, 1998, in accordance with the terms of the New Securities. No interest will accrue on the Discount Debentures prior to April 1, 2002. See "The Exchange Offer--Acceptance of Old Securities for Exchange; Delivery of New Securities" and "Description of Notes" as set forth in the Prospectus.

   12. Mutilated, Lost, Stolen or Destroyed Certificates. Holders whose certificates for Old Securities have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

   IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), TOGETHER WITH ALL REQUIRED DOCUMENTS, OR A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

                         SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 1 AND 7)

               To be completed ONLY if the New Securities issued in
             consideration of Old Securities exchanged, or certificates for Old Securities in a principal amount not surrendered for exchange, are to be mailed to someone other than the undersigned or to the undersigned at an address other than that below.
             Mail to:
             Name:
             -----------------------------------------------------
                                 (Please Print)
             Address:
             -----------------------------------------------------
             -----------------------------------------------------
                                                       (Zip Code)

                                       DESCRIPTION OF OLD SECURITIES
                                         (SEE INSTRUCTIONS 2 AND 7)
- ----------------------------------------------------------------------------------------------------------
   NAME(S) AND ADDRESS(ES)
   OF REGISTERED HOLDER(S)                                   CERTIFICATE(S)
 (PLEASE FILL IN, IN BLANK)                   (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
- ---------------------------- -----------------------------------------------------------------------------
                                                                                   PRINCIPAL AMOUNT OF OLD
                                                          AGGREGATE PRINCIPAL            SECURITIES
                                                             AMOUNT OF OLD           TENDERED(2)(MUST BE
                                                        SECURITIES EVIDENCED BY     INTEGRAL MULTIPLES OF
                               CERTIFICATE NUMBER(S)        CERTIFICATE(S)                 $1,000)
                             -----------------------------------------------------------------------------

                             -----------------------------------------------------------------------------

                             -----------------------------------------------------------------------------

                             -----------------------------------------------------------------------------

                             -----------------------------------------------------------------------------

                             -----------------------------------------------------------------------------

                             -----------------------------------------------------------------------------

                             -----------------------------------------------------------------------------
                             TOTAL
- ----------------------------------------------------------------------------------------------------------

           (Boxes below to be checked by Eligible Institutions only)

 [ ] CHECK HERE IF TENDERED OLD SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY
     TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
     Name of Tendering Institution
     ------------------------------------------------------------------------
     DTC Account Number
     ------------------------------------------------------------------------
     Transaction Code Number
     ------------------------------------------------------------------------

 [ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY
     IF TENDERED OLD SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
     Name(s) of Registered Holder(s)
     ------------------------------------------------------------------------
     Window Ticket Number (if any)
     ------------------------------------------------------------------------
     Date of Execution of Notice of Guaranteed Delivery
     ------------------------------------------------------------------------
     Name of Institution which Guaranteed Delivery
     ------------------------------------------------------------------------
     If Guaranteed Delivery is to be made by Book-Entry Transfer:
     Name of Tendering Institution
     ------------------------------------------------------------------------
     DTC Account Number
     ------------------------------------------------------------------------
     Transaction Code Number
     ------------------------------------------------------------------------

 [ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD
     SECURITIES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

 [ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name
- -----------------------------------------------------------------------------

Address
- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                               PLEASE SIGN HERE
                    WHETHER OR NOT OLD SECURITIES ARE BEING
                          PHYSICALLY TENDERED HEREBY


                    X___________________________      ___________

                    X___________________________      ___________
                    SIGNATURE(S) OF OWNER(S)             DATED
                    OF AUTHORIZED SIGNATORY

Area Code and Telephone Number:
- -----------------------------------------------------------------------------

This box must be signed by registered holder(s) of Old Securities as their name(s) appear(s) on certificate(s) for Old Securities hereby tendered or on a security position listing, or by any person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter (including such opinions of counsel, certifications and other information as may be required by the Company or the Trustee for the Old Securities to comply with the restrictions on transfer applicable to the Old Securities). If signature is by an attorney-in-fact, trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Name(s)
- -----------------------------------------------------------------------------
- -----------------------------------------------------------------------------
                                (PLEASE PRINT)

Capacity (full title)
- -----------------------------------------------------------------------------
Address
- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

Tax Identification or Social Security Number(s)
- -----------------------------------------------------------------------------

                          GUARANTEE OF SIGNATURE(S)
             (See Instructions 1 and 6 to determine if required)

- -----------------------------------------------------------------------------
                             AUTHORIZED SIGNATURE

- -----------------------------------------------------------------------------
                                     NAME

- -----------------------------------------------------------------------------
                                 NAME OF FIRM

- -----------------------------------------------------------------------------
                                    TITLE

- -----------------------------------------------------------------------------
                                   ADDRESS